[GRAPHIC OMITTED] [GRAPHIC OMITTED]

                                     ANNUAL
                                     REPORT
                                 AUGUST 31, 1999

                                 WARBURG PINCUS
                         LONG-SHORT MARKET NEUTRAL FUND

                                       [ ]

                                 WARBURG PINCUS
                             LONG-SHORT EQUITY FUND

More complete information about the funds, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, 466 Lexington Avenue,New York, NY 10017. Telephone: 800-888-6878. Warburg Pincus Funds is a division of Credit Suisse Asset Management Securities, LLC.

   FROM TIME TO TIME, THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

   RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

   INVESTMENT IN SHARES OF THE FUNDS CAN BE MORE VOLATILE AND RISKY THAN SOME OTHER FORMS OF INVESTMENT. IN ADDITION, IF THE ADVISER TAKES LONG POSITIONS IN STOCKS THAT DECLINE OR SHORT POSITIONS IN STOCKS THAT INCREASE IN VALUE, THEN THE LOSSES OF THE FUNDS MAY EXCEED THOSE OF OTHER STOCK MUTUAL FUNDS THAT HOLD LONG POSITIONS ONLY.

   THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF AUGUST 31, 1999; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

   FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC (CSAM)OR ANY AFFILIATE, ARE NOT FDICINSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

 WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 1999
--------------------------------------------------------------------------------

                                                              September 15, 1999

Dear Shareholders:

   We are writing to report on the results of the Warburg Pincus Long-Short Market Neutral Fund (the "Fund") for the fiscal year ended August 31, 1999.

   At August 31, 1999, the net asset value ("NAV") of the Fund's institutional shares was $14.21, compared to an NAV of $15.27 on August 31, 1998. As a result, the institutional shares' total return was down 5.7% (assuming the reinvestment of dividends and distributions totaling $0.20 per share). By comparison, the Salomon Smith Barney U.S. One-Month Treasury Bill Index benchmark (the "Index") returned 4.3% during the same period.

   At August 31, 1999, the NAV of the Fund's common shares was $14.19, compared to an NAV of $15.19 at their inception of investment operations on September 8, 1998. Including the effect of linkage to the institutional shares, the common shares' total return between August 31, 1998 and August 31, 1999 thus was down 5.8% (assuming the reinvestment of dividends and distributions totaling $0.20 per share). By comparison, the Index returned 4.3% during the same period.

   We attribute the Fund's underperformance of its benchmark during the fiscal year to a combination of broad-based and sector-specific factors that prevailed in 1999 through the end of August.

   Broad market volatility was unusually high, as investors often were preoccupied with concerns about U.S. interest rates and inflation. As a result, two aspects of market activity worked against our particular investment discipline, which focuses on stock selection rather than macro-level or sector-related issues.

   First, there was a general unwillingness to commit to relatively long-term positions, which caused a choppier-than-usual trading environment. Second, there was an emphasis on positioning portfolios to benefit from expectations about interest rates by betting on industry sectors rather than individual stocks. In the latter trend, stocks within many sectors performed similarly, which negated the normal benefit we derive by highlighting companies with especially strong or weak fundamentals.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 1999 (CONT'D)
--------------------------------------------------------------------------------

   As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management Structured Equities Management Team

William W. Priest, Jr., Managing Director
Eric N. Remole, Managing Director
Marc E. Bothwell, Vice President
Michael A. Welhoelter, Vice President

INVESTING IN SHARES OF THE FUND CAN BE MORE VOLATILE AND RISKY THAN SOME OTHER FORMS OF INVESTMENTS. IN ADDITION, IF THE ADVISER TAKES LONG POSITIONS IN STOCKS THAT DECLINE OR SHORT POSITIONS IN STOCKS THAT INCREASE IN VALUE, THEN LOSSES OF THE FUND MAY EXCEED THOSE OF OTHER STOCK MUTUAL FUNDS THAT HOLD LONG POSITIONS ONLY.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 1999 (CONT'D)
--------------------------------------------------------------------------------


    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS LONG-SHORT MARKET NEUTRAL INSTITUTIONAL SHARES AND THE 30-DAY U.S. TREASURY
   BILL INDEX1 FROM INCEPTION (7/31/98) AND AT EACH QUARTER END. (UNAUDITED)

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       WARBURG PINCUS                  30 DAY
                        LONG-SHORT                 U.S. TREASURY
                    MARKET NEUTRAL FUND              BILL INDEX

7/31/98                    $10,000                    $10,000
8/31/98                    $10,180                    $10,040
11/30/98                    $9,927                    $10,133
2/28/99                    $10,061                    $10,241
5/31/99                     $9,804                    $10,353
8/31/99                     $9,601                    $10,465



 Average Annual Total Returns for the periods ended 8/31/99
     (Institutional Shares)(Unaudited)

                            1 year           Since Inception

                            (5.68%)              (7/31/98)
                                                  (3.67%)


Note:Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

1 Monthly return equivalents of yield averages which are not marked to market. The 1 month T-Bill index consists of the last 1 month T-Bill issues.

WARBURG PINCUS LONG-SHORT EQUITY FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 1999
--------------------------------------------------------------------------------

                                                              September 15, 1999

Dear Shareholders:

   We are writing to report on the results of the Warburg Pincus Long-Short Equity Fund (the "Fund") for the fiscal year ended August 31, 1999.

   At August 31, 1999, the net asset value ("NAV") of the Fund's institutional shares was $16.57, compared to an NAV of $15.00 at their inception of investment operations on September 11, 1998. As a result, the institutional shares' total return between September 11, 1998 and August 31, 1999 was 13.4% (assuming the reinvestment of dividends and distributions totaling $0.45 per share). By comparison, the Standard & Poor's 500 Index1 (the "Index") returned 36.5% during the same period.

   At August 31, 1999, the NAV of the Fund's common shares was $16.51, compared to an NAV of $15.72 at their inception of investment operations on October 30, 1998. The common shares' total return thus was 7.8% between October 30, 1998 and August 31, 1999 (assuming the reinvestment of dividends and distributions totaling $0.45 per share). By comparison, the Index returned 21.6% during the same period.

   We attribute the Fund's modest underperformance of its S&P 500 benchmark during the fiscal year to a combination of broad-based and sector-specific factors that prevailed in 1999 through the end of August.

   Broad market volatility was unusually high, as investors often were preoccupied with concerns about U.S. interest rates and inflation. As a result, two aspects of market activity worked against our particular investment discipline, which focuses on stock selection rather than macro-level or sector-related issues.

   First, there was a general unwillingness to commit to relatively long-term positions, which caused a choppier-than-usual trading environment. Second, there was an emphasis on positioning portfolios to benefit from expectations about interest rates by betting on industry sectors rather than individual stocks. In the latter trend, stocks within many sectors performed similarly, which negated the normal benefit we derive by highlighting companies with especially strong or weak fundamentals.

   An additional contributor to underperformance was the simple fact that, as a fairly new portfolio that was (and is) small and growing, the Fund periodically experienced disproportionate volatility in response to relatively large cash flows. We fully expect that the Fund's relative performance will more closely track that of the Warburg Pincus Long-Short Market Neutral

WARBURG PINCUS LONG-SHORT EQUITY FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 1999 (CONT'D)
--------------------------------------------------------------------------------
Fund, whose shares form its primary asset, as the Fund continues to grow larger.

   As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management Structured Equities Management Team

William W. Priest, Jr., Managing Director
Eric N. Remole, Managing Director
Marc E. Bothwell, Vice President
Michael A. Welhoelter, Vice President

INVESTING IN SHARES OF THE FUND CAN BE MORE VOLATILE AND RISKY THAN SOME OTHER FORMS OF INVESTMENTS. IN ADDITION, IF THE ADVISER TAKES LONG POSITIONS IN STOCKS THAT DECLINE OR SHORT POSITIONS IN STOCKS THAT INCREASE IN VALUE, THEN THE LOSSES OF THE FUND MAY EXCEED THOSE OF OTHER STOCK MUTUAL FUNDS THAT HOLD LONG POSITIONS ONLY.

1 The S&P Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestments of dividends, and is a registered trademark of Standard & Poor's Corporation.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS
August 31, 1999
--------------------------------------------------------------------------------


                                                          NUMBER
                                                            OF
                                                          SHARES      VALUE
                                                         --------    -------

COMMON STOCKS  87.0%
AEROSPACE/DEFENSE  2.1%
    Textron, Inc.                                          2,000   $  161,500
                                                                   ----------
AIR TRANSPORT-FREIGHT  1.7%
    Southwest Airlines Co.                                 7,800      130,162
                                                                   ----------
AUTOMOTIVE -- 13.5%
Delphi Automotive Systems Corp.                            1,300       24,375
    Ford Motor Co.                                         6,000      312,750
    General Motors Corp.                                   1,900      125,638
    Johnson Controls, Inc.                                 5,700      389,738
    Navistar International Corp.                           4,100      199,363
                                                                   ----------
                                                                    1,051,864
                                                                   ----------
BEVERAGES & TOBACCO  0.3%
    Anheuser-Busch Cos., Inc.                                300       23,100
                                                                   ----------
CABLE  2.9
    At Home Corp. Series A**                               5,600      224,700
                                                                   ----------
CHEMICALS  3.1%
    Air Products & Chemicals, Inc.                         4,200      142,800
    Lyondell Petrochemical Co.                             6,700       97,569
                                                                   ----------
                                                                      240,369
                                                                   ----------
COMMUNICATIONS & MEDIA  1.3%
    A. H. Belo Corp. Cl. A                                 5,400      102,263
                                                                   ----------
COMPUTERS, SOFTWARE & SERVICING  0.9%
    GTECH Holdings                                         1,200       30,300
    RealNetworks, Inc.**                                     500       40,875
                                                                   ----------
                                                                       71,175
                                                                   ----------
CONSTRUCTION & BUILDING MATERIALS  4.0%

    Ingersoll-Rand Co.                                     2,500      159,063
    Lafarge Corp.                                          2,500       68,750
    Masco Corp.                                            3,000       84,938
                                                                   ----------
                                                                      312,751
                                                                   ----------
CONSUMER PRODUCTS & SERVICES  1.8%
    Avon Products                                          2,400      105,300
    Nu Skin Enterprises, Inc.**                            3,200       34,200
                                                                   ----------
                                                                      139,500
                                                                   ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS
August 31, 1999
-----------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES      VALUE
                                                         --------     ------
COMMON STOCKS (CONT'D)
ELECTRIC UTILITIES  1.6%
    Niagara Mohawk Power                                   5,700   $   86,213
    Pinnacle West Capital                                  1,100       41,800
                                                                   ----------
                                                                      128,013
                                                                   ----------
ELECTRONICS  7.4%
    Circuit City Stores                                    5,000      215,000
    Cisco Systems, Inc.**                                  2,200      149,188
    Halliburton Co.                                          400       18,550
    Linear Technology Corp.                                1,800      113,288
    Teradyne, Inc.**                                         500       34,031
    UtiliCorp United, Inc.                                 1,900       44,056
                                                                   ----------
                                                                      574,113
                                                                   ----------
ENERGY & OIL EXPLORATION  0.8%
Tidewater Inc.                                             1,900       61,750
                                                                   ----------
FINANCIAL SERVICES  15.5%

    20th Century Industries                                1,700       31,875
    Fannie Mae                                               300       18,638
    Hartford Financial Services, Inc.                      6,200      281,713
    J.P. Morgan & Co. Inc.                                 2,400      310,050
    Jefferson-Pilot Corp.                                  1,500      100,125
    Lehman Brothers Holdings Inc.                          3,700      198,875
    Regions Financial Corp.                                2,100       74,156
    T. Rowe Price Associates, Inc.                         1,400       43,313
    UnionBanCal Corp.                                      3,000      115,125
    Merrill Lynch & Co., Inc.                                400       29,850
                                                                   ----------
                                                                    1,203,720
                                                                   ----------
FOOD & BEVERAGE  4.9%
    Coors, (Adolph) Cl. B                                  1,900      108,419
    Fleming Companies, Inc.                               12,800      154,400
    U.S. Foodservice**                                     5,800      120,713
                                                                   ----------
                                                                      383,532
                                                                   ----------
FOREST PRODUCTS & PAPER  1.3%
    Weyerhaeuser Co.                                       1,800      101,250
                                                                   ----------
GAS UTILITIES  0.6%
    Boise Cascade Corp.                                      500       18,188
    Peoples Energy                                           700       25,506
                                                                   ----------
                                                                       43,694
                                                                   ----------
                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
-----------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES      VALUE
                                                         --------     ------
COMMON STOCKS (CONT'D)
HEALTH CARE  2.7%
    Aetna Inc.                                               700   $   54,425
    Wellpoint Health Networks, Inc.**                      2,100      153,038
                                                                   ----------
                                                                      207,463
                                                                   ----------
METALS & MINING  1.7%
    Bethlehem Steel Corp.**                                3,200       24,600
    Freeport-McMoran Copper & Gold, Inc. Cl. B             4,300       69,069
    Ryerson Tull, Inc.                                     2,200       41,663
                                                                   ----------
                                                                      135,332
                                                                   ----------
OIL SERVICES  4.8%
    Enron Corp.                                            7,000      293,125
    Pennzoil-Quaker State Co.                              5,700       79,088
                                                                   ----------
                                                                      372,213
                                                                   ----------
PHARMACEUTICALS  0.2%
    Bergen Brunswig Corp.                                  1,000       15,438
                                                                   ----------
PUBLISHING & INFORMATION SERVICES  0.4%
    Donnelley (R.R.) & Sons Co.                            1,000       31,375
                                                                   ----------
REAL ESTATE  0.7%
    Host Marriott Corp.                                    1,700       15,725
    Simon Debartolo Group                                  1,600       40,800
                                                                   ----------
                                                                       56,525
                                                                   ----------
RENTALS   0.6%
    Hertz Corp.                                            1,100       44,344
                                                                   ----------
RETAIL-SPECIALTY APPAREL STORES  2.5%
    Dayton Hudson Corp.                                    1,000       58,000
    Dollar Tree Stores**                                   1,500       49,500
    Office Depot.**                                        5,900       61,581
    Safeway, Inc.**                                          600       27,938
                                                                   ----------
                                                                      197,019
                                                                   ----------
TELECOMMUNICATIONS  9.7%
    AT&T Corp.                                             2,700      121,500
    Galileo International, Inc.                            1,600       77,600
    General Instrument Corp.**                             4,300      211,506
    NEXTLINK Communications, Inc.**                        2,400      120,900
    SBC Communications, Inc.                                 800       38,400
    Tellabs, Inc.                                          3,100      184,644
                                                                   ----------
                                                                      754,550
                                                                   ----------
   TOTAL COMMON STOCKS (Cost $7,156,349)                           $6,767,715
                                                                   ----------
                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
-----------------------------------------------------------------------------


                                                          NUMBER
                                                            OF
                                                          SHARES      VALUE
                                                         --------     ------
SECURITIES SOLD SHORT (91.0%)
AEROSPACE & DEFENSE (3.1%)
    Lear Corp**                                             (500) $   (20,094)
    Lockheed Martin Corp.                                 (6,000)    (222,000)
                                                                  -----------
                                                                     (242,094)
                                                                  -----------
AGRICULTURE (0.6%)
    IMC Global, Inc.                                      (3,000)     (47,813)
                                                                  -----------
AUTOMOTIVE PARTS & EQUIPMENT (12.4%)
    Autonation, Inc.**                                   (12,800)    (165,600)
    General Motors Corp. Cl-H                             (6,900)    (355,350)
    Genuine Parts Co.                                     (1,100)     (31,763)
    Goodyear Tire & Rubber Co.                            (7,400)    (415,325)
                                                                  -----------
                                                                     (968,038)
                                                                  -----------
BUILDING & BUILDING MATERIALS (2.7%)
    Armstrong World Industries                            (3,400)    (165,113)
    Johns Manville Corp.                                  (3,000)     (43,125)
                                                                  -----------
                                                                     (208,238)
                                                                  -----------
BUSINESS SERVICES (2.4%)
    ACNielsen Corp.**                                     (1,300)     (32,500)
    Catalina Marketing Corp.**                            (1,700)    (154,275)
                                                                  -----------
                                                                     (186,775)
                                                                  -----------
COMMUNICATIONS & MEDIA (4.5%)
    America Online                                        (2,100)    (191,756)
    Chris-Craft Industries, Inc.**                        (1,600)     (81,000)
    USA Networks, Inc.                                    (1,700)     (76,288)
                                                                  -----------
                                                                     (349,044)
                                                                  -----------
COMPUTERS, SOFTWARE & SERVICING (1.2%)
    Tandy Corp.                                           (2,000)     (94,500)
                                                                  -----------
CONGLOMERATES (0.3%)
    General Electric Co.                                    (200)     (22,463)
                                                                  -----------
CONSUMER PRODUCTS & SERVICES (6.4%)
    Colgate-Palmolive Co.                                 (2,900)    (155,150)
    Fruit of The Loom, Inc. Cl.  A                        (2,400)     (16,800)
    Gillette Co.                                          (3,300)    (153,863)
    Newell Rubbermaid, Inc.                               (2,200)     (90,200)
    Whitman Corp.                                         (5,000)     (83,438)
                                                                  -----------
                                                                     (499,451)
                                                                  -----------
ELECTRIC UTILITIES (1.2%)
    Unicom Corp.                                          (2,500)     (96,563)
                                                                  -----------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
-----------------------------------------------------------------------------
                                                          NUMBER
                                                            OF
                                                          SHARES      VALUE
                                                         --------     ------
SECURITIES SOLD SHORT (CONT'D)
ELECTRONICS (6.6%)
    Atmel Corp.**                                        (11,700) $  (459,956)
    Vishay Intertechnology**                              (2,450)     (52,522)
                                                                  -----------
                                                                     (512,478)
                                                                  -----------
ENERGY & OIL EXPLORATION (4.6%)
    Baker Hughes, Inc.                                    (2,500)     (85,000)
    USX - Marathon Group                                  (2,000)     (62,250)
    Weatherford International, Inc.**                     (6,000)    (213,750)
                                                                  -----------
                                                                     (361,000)
                                                                  -----------
ENVIRONMENTAL SERVICES (0.2%)
    Waste Management, Inc.                                  (600)     (13,088)
                                                                  -----------
FINANCIAL SERVICES (15.6%)
    American Financial Group                              (3,900)    (115,050)
    American International Group Inc.                       (750)     (69,516)
    Bank of America Corp.                                 (5,100)    (308,550)
    CCB Financial Corp.                                   (1,100)     (51,975)
    Charles Schwab Corp.                                  (2,000)     (79,000)
    Cincinnati Financial Corp.                            (1,100)     (43,588)
    MBIA, Inc.                                            (3,200)    (166,000)
    MGIC Investment Corp.                                 (2,400)    (104,250)
    People's Bank/Connecticut                             (2,100)     (55,125)
    PMI Group, Inc.                                         (750)     (31,875)
    Union Planters Corporation                            (2,300)     (97,031)
    Wachovia Corp.                                        (1,200)     (94,050)
                                                                  -----------
                                                                   (1,216,010)
                                                                  -----------
FOOD & BEVERAGE (0.9%)
    Coca-Cola Co.                                         (1,100)     (65,794)
                                                                  -----------
HEALTH CARE (1.1%)
    PE Corp.-PE Biosystems Group                          (1,200)     (82,575)
                                                                  -----------
INDUSTRIAL GOODS & MATERIALS (0.7%)
    Owens-Illinois, Inc.**                                  (600)     (14,850)
    Southdown, Inc.                                         (700)     (35,350)
                                                                  -----------
                                                                      (50,200)
                                                                  -----------
MEDICAL EQUIPMENT (2.3%)
    Beckman Coulter, Inc.                                 (3,800)    (180,025)
                                                                  -----------
OFFICE EQUIPMENT & SUPPLIES (2.8%)
    Harland ( John H. ) Co.                              (10,900)    (216,638)
                                                                  -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
-----------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES      VALUE
                                                         --------     ------
SECURITIES SOLD SHORT (CONT'D)
OIL SERVICES  (2.8%)
    Amerada Hess Corp.                                    (3,500) $  (217,219)
                                                                  -----------
PAPER & FORESTRY PRODUCTS (4.8%)
    Bowater  Inc.                                         (7,000)    (375,375)
                                                                  -----------
PHARMACEUTICALS (1.5%)
    Dura Pharmaceuticals**                                (2,000)     (26,625)
    Forest Laboratories, Inc.**                           (1,300)     (62,969)
    Monsanto Co.                                            (600)     (24,638)
                                                                  -----------
                                                                     (114,232)
                                                                  -----------
REAL ESTATE (2.4%)
    Archstone Communities Trust                           (1,600)     (34,200)
    Starwood Hotels & Resorts Worldwide, Inc.               (700)     (16,669)
    Vornado Realty Trust                                  (4,000)    (136,500)
                                                                  -----------
                                                                     (187,369)
                                                                  -----------
RETAIL-SPECIALTY APPAREL STORES (2.9%)
    Gap, Inc.                                             (1,500)     (58,688)
    Ikon Office Solutions                                 (7,300)     (81,213)
    Kohls Corp.**                                         (1,200)     (85,500)
                                                                  -----------
                                                                     (225,401)
                                                                  -----------
TELECOMMUNICATIONS (6.5%)
    AT&T Corp.-Liberty Media Group Cl. A**                (1,100)     (35,200)
    Cabletron Systems, Inc.**                             (4,700)     (79,019)
    Citizens Utilities Co. Cl. B                          (2,700)     (29,700)
    McLeodUSA, Inc. Class A**                            (10,800)    (360,450)
                                                                  -----------
                                                                     (504,369)
                                                                  -----------
TRANSPORTATION (0.5%)
    Wisconsin Central Transportation Corp                 (2,600)     (41,438)
                                                                  -----------
TOTAL SECURITIES SOLD SHORT (Cost $6,989,392)                     $(7,078,190)
                                                                  -----------
REPURCHASE AGREEMENT--3.4%                                  Par
    Bear Stearns (Agreement dated                          (000)
     08/31/99, to be repurchased at                         ----
     $266,930, collateralized by
     $235,000 U.S. Treasury Bond
     9.375% due 02/15/06. Market
     Value of collateral is $275,526.)
     5.430% 09/01/99                                        $267  $   266,889
     (Cost $266,889)                                              -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
-----------------------------------------------------------------------------




                                                                      VALUE
                                                                     ------
TOTAL INVESTMENTS--0.6% (Cost $433,846*)                          $   (43,586)

OTHER ASSETS IN EXCESS OF LIABILITIES--100.6%                       7,829,167
                                                                  -----------
TOTAL NETASSETS-- 100.0%                                          $ 7,785,581
                                                                  ===========

   * Cost for Federal income tax purposes at August 31, 1999 is $1,638,288. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation - Investments                          $   133,371
        Gross Depreciation - Investments                             (833,185)
        Gross Appreciation - Short Sales                               48,770
        Gross Depreciation - Short Sales                           (1,030,830)
                                                                 ------------
        Net Depreciation                                          $(1,681,874)
                                                                  ===========

 ** Non-income producing securities.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS LONG-SHORT EQUITY FUND
SCHEDULE OF INVESTMENTS
August 31, 1999
-----------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES      VALUE
                                                         --------     ------

INVESTMENT COMPANY 90.1%

    Warburg Pincus Long-Short
      Market Neutral Fund,
      Institutional Shares
      (Cost $1,128,538)                                   75,910   $1,078,687
                                                                   ----------
TOTAL INVESTMENTS 90.1% (Cost $1,128,538*)                         $1,078,687
                                                                   ----------
OTHER ASSETS IN EXCESS OF LIABILITIES 9.9%                            118,837
                                                                   ----------
TOTAL NET ASSETS 100.0%                                            $1,197,524
                                                                   ==========

   * Cost for Federal income tax purposes at August 31, 1999 is $1,155,006. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross and Net Depreciation                                $   (76,319)
                                                                  ===========

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
August 31, 1999
--------------------------------------------------------------------------------
                                                     LONG-SHORT
                                                   MARKET NEUTRAL   LONG-SHORT
                                                        FUND        EQUITY FUND
                                                   --------------   ------------
ASSETS
  Investments, at value (cost - $7,423,238 and
    $1,128,538, respectively)                         $ 7,034,604    $1,078,687
  Deposits with brokers and custodian bank
    for securities sold short or futures contracts      7,870,099            64
  Cash                                                         --        50,726
  Receivable for investments sold                              --        55,415
  Receivable from investment adviser                           --        65,537
  Receivable on open futures contracts                         --         6,570
  Dividends and interest receivable                        25,016           202
  Prepaid expenses and other assets                        16,531            --
                                                      -----------    ----------
    Total Assets                                       14,946,250     1,257,201
                                                      -----------    ----------
LIABILITIES
  Securities sold short (proceeds $6,989,392 for
    Long-Short Market Neutral Fund)                     7,078,190            --
  Payable for Fund shares repurchased                      55,415            --
  Advisory fee payable                                      6,982            --
  Distribution fee payable (Common shares)                  6,341           513
  Accrued expenses payable                                 13,741        59,164
                                                      -----------    ----------
    Total Liabilities                                   7,160,669        59,677
                                                      -----------    ----------
NET ASSETS
  Capital stock, $0.001 par value                             548            72
  Paid-in capital                                       9,323,000     1,877,605
  Undistributed net investment income                     385,836            --
  Accumulated net realized loss from investments,
    securities sold short and futures, if any          (1,446,371)     (636,904)
  Net unrealized depreciation on
    investments and other, if any                        (477,432)      (43,249)
                                                      -----------    ----------
    Net Assets                                        $ 7,785,581    $1,197,524
                                                      -----------    ----------
INSTITUTIONAL SHARES
  Net assets                                          $ 5,900,706    $  109,237
                                                      -----------    ----------
  Shares outstanding                                      415,181         6,592
                                                      -----------    ----------
  Net asset value, offering price and redemption price
    per share                                         $     14.21    $    16.57
                                                      ===========    ==========
COMMON SHARES
  Net assets                                          $ 1,884,875    $1,088,287
                                                      -----------    ----------
  Shares outstanding                                      132,798        65,910
                                                      -----------    ----------
  Net asset value, offering price and redemption price
    per share                                         $     14.19    $    16.51
                                                      ===========    ==========

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUND
STATEMENTS OF OPERATIONS
For the Year Ended August 31, 1999
--------------------------------------------------------------------------------
                                                     LONG-SHORT
                                                   MARKET NEUTRAL   LONG-SHORT
                                                        FUND        EQUITY FUND
                                                   --------------   -----------
INVESTMENT INCOME

  Dividends                                           $   267,060    $      178
  Interest                                                897,074        33,753
  Foreign taxes withheld                                      (38)           --
                                                      -----------    ----------
    Total Investment Income                             1,164,096        33,931
                                                      -----------    ----------
Expenses

  Investment advisory fees                                291,148         4,332
  Administration fees                                      31,235         7,383
  Custodian fees                                           66,711         8,742
  Audit fees                                               12,567         3,619
  Printing fees                                             2,629        38,520
  Registration fees                                        42,670        48,439
  Legal fees                                               20,857        31,651
  Transfer agent fees                                      11,042        19,289
  Insurance expense                                        10,287         1,822
  Directors fees                                           13,001        12,467
  Dividend expense                                        244,307            --
  Interest expense                                          2,475            --
  Distribution fees                                        25,941         9,838
  Miscellaneous fees                                        4,242         4,416
                                                      -----------    ----------
                                                          779,112       190,518
  Less fees waived and reimbursed                        (114,610)      (70,941)
                                                      -----------    ----------
    Total Expenses                                        664,502       119,577
                                                      -----------    ----------
  Net Investment Income/(Loss)                            499,594       (85,646)
                                                      -----------    ----------
  Realized and Unrealized Gain/(Loss) on Investments,
    Futures and Securities Sold Short
  Net realized gain/(loss) from:
    Security transactions                               4,455,545      (973,466)
    Futures tranactions                                        --       360,202
    Securities sold short                              (5,585,519)           --
                                                      -----------    ----------
                                                       (1,129,974)     (613,264)
                                                      -----------    ----------
  Net change in unrealized appreciation/(depreciation):
  Investments                                            (685,565)      (49,851)
  Futures                                                      --         6,602
                                                      -----------    ----------
                                                         (685,565)      (43,249)
                                                      -----------    ----------
  Net Loss On Investments, Futures and Securities
    Sold Short                                         (1,815,539)     (656,513)
                                                      -----------    ----------
  Net Decrease In Net Assets
    Resulting From Operations                         $(1,315,945)   $ (742,159)
                                                      ===========    ==========

---------------------
* Inception Date September 11, 1998.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                           LONG-SHORT
                                      LONG-SHORT MARKET NEUTRAL FUND       EQUITY FUND
                                    ---------------------------------- --------------------
                                      FOR THE YEAR   FOR THE PERIOD      FOR THE PERIOD
                                          ENDED      JULY 31, 1998*    SEPTEMBER 11, 1998*
                                    AUGUST 31, 1999 TO AUGUST 31, 1998 TO AUGUST 31, 1999
                                    --------------- ------------------ -------------------
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)         $  499,594      $   21,200           $  (85,646)
  Net gain/(loss) on investments,
    futures and securities
    sold short                         (1,815,539)         89,659             (656,513)
                                       ----------      ----------           ----------
  Net increase/(decrease) in net
    assets resultingfrom operations    (1,315,945)        110,859             (742,159)
                                       ----------      ----------           ----------
  Dividends and Distributions to
    shareholders:
  From net investment income:
    Institutional shares                  (30,279)             --                   --
    Common shares                         (90,662)             --                   --
  From net realized capital gains:
    Institutional shares                  (52,082)             --              (13,656)
    Common shares                        (159,858)             --                 (338)
  From capital:
    Institutional shares                       --              --              (15,857)
    Common shares                              --              --                 (388)
                                       ----------      ----------           ----------
  Total distributions to

    shareholders                         (332,881)             --              (30,239)
                                       ----------      ----------           ----------
  Net capital share transactions        3,132,125       6,191,423            1,969,922
                                       ----------      ----------           ----------
  Total increase in net assets          1,483,299       6,302,282            1,197,524
NET ASSETS:
  Beginning of period                   6,302,282              --                   --
                                       ----------      ----------           ----------
  End of period                        $7,785,581      $6,302,282           $1,197,524
                                       ==========      ==========           ==========

----------------------
* Inception Date.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS

LONG-SHORT MARKET NEUTRAL FUND FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                              INSTITUTIONAL                  COMMON
                                      -----------------------------     ------------------
                                      FOR THE YEAR   FOR THE PERIOD
                                         ENDED       JULY 31, 1998*       FOR THE PERIOD
                                       AUGUST 31,     TO AUGUST 31,     SEPTEMBER 8, 1998*
                                          1999          1998            TO AUGUST 31, 1999
                                      ------------   --------------     ------------------
Net asset value, beginning of period     $15.27         $15.00                $15.19
                                         ------         ------                ------
Income from investment operations
  Net investment income                    0.39(DAGGER)   0.05                  0.32(DAGGER)
  Net gain/(loss) on investments and
    securities sold short
    (both realized and unrealized)        (1.25)          0.22                 (1.12)
                                         ------         ------                ------
  Total from investment operations        (0.86)          0.27                 (0.80)
                                         ------         ------                ------
Less Distributions
  Dividends from net investment income    (0.07)            --                 (0.07)
  Distributions from capital gains        (0.13)            --                 (0.13)
                                         ------         ------                ------
  Total distributions                     (0.20)            --                 (0.20)
                                         ------         ------                ------
Net asset value, end of period           $14.21         $15.27                $14.19
                                         ======         ======                ======
Total return                            (5.68)%       1.80%(c)            (5.33)%(c)
Ratios/Supplemental Data:
  Net assets, end of period
   (000s omitted)                        $5,901         $6,302                $1,885
  Ratio of expenses to average net
    assets (including dividend
    expense)                           3.33%(a)    4.32%(a)(b)           3.40%(a)(b)
  Ratio of expenses to average
    net assets (excluding dividend
    expense)                           2.00%(a)    2.00%(a)(b)           2.24%(a)(b)
Ratio of net investment income (loss)
   to average net assets                  2.65%       1.96%(b)              2.46%(b)
  Fund turnover rate                       705%        130%(c)                  705%

------------------
(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 2.56% (excluding dividend expense) and 3.93% (including dividend expense) for the year ended August 31, 1999 and 5.12% (excluding dividend expense) and 7.44% (including dividend expense) annualized for the period ended August 31, 1998. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 2.84% (excluding dividend expense) and 4.00% (including dividend expense) annualized for the period ended August 31, 1999.

(b) Annualized.

(c) Not Annualized.

*   Inception Date.

(DAGGER) Per share information is calculated using the average share outstanding method.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS

LONG-SHORT EQUITY FUND FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout Each Period)

--------------------------------------------------------------------------------

                                                          INSTITUTIONAL            COMMON
                                                       -------------------- -----------------
                                                         FOR THE PERIOD       FOR THE PERIOD
                                                       SEPTEMBER 11, 1998*  OCTOBER 30, 1998*
                                                       TO AUGUST 31, 1999   TO AUGUST 31, 1999
                                                       -------------------- ------------------
Net asset value, beginning of period                          $15.00              $15.72
                                                              ------              ------
Income from investment operations
    Net investment loss                                       (0.09)(DAGGER)      (0.07)(DAGGER)
    Net gain on investments and futures
      (both realized and unrealized)                            2.11                1.31
                                                              ------              ------
    Total from investment operations                            2.02                1.24
                                                              ------              ------
Less Distributions
    Distributions from capital gains                           (0.21)              (0.21)
    Return of capital                                          (0.24)              (0.24)
                                                              ------              ------
    Total distributions                                        (0.45)              (0.45)
                                                              ------              ------
Net asset value, end of period                                $16.57              $16.51
                                                              ======              ======
Total return                                               13.42%(c)            7.82%(c)
Ratios/Supplemental Data:
    Net assets, end of period (000s omitted)                    $109              $1,088
    Ratio of expenses to average net assets              2.48%(a)(b)         2.79%(a)(b)
Ratio of net investment income (loss) to average
  net assets                                                0.76%(b)          (2.26)%(b)
    Fund turnover rate                                       951%(c)             951%(c)

--------------------------------------------------------------------------------
(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 4.12% annualized for the period ended August 31, 1999. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 4.43% annualized for the period ended August 31, 1999.

(b) Annualized.

(c) Not Annualized.

*   Inception Date.

(DAGGER) Per share information is calculated using the average share outstanding method.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 1999
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The Warburg Pincus Funds covered in this report are comprised of Warburg, Pincus Long-Short Market Neutral Fund, Inc. ("Long-Short Neutral") and Warburg, Pincus Long-Short Equity Fund, Inc. ("Long-Short Equity"), (each, a "Fund" and collectively, the "Funds"), which are registered under the Investment Company
Act of 1940 , as amended (the "1940 Act"), as non-diversified open-end management investment companies. Each Fund is authorized to offer three classes of shares: Common, Advisor and Institutional, although only Common shares and Institutional shares of each Fund are currently offered. Common shares for each Fund bear expenses paid pursuant to a shareholder servicing and distribution at an annual rate not to exceed .25% of the average daily net asset value of the Fund's outstanding Common shares. In addition, the Common shares bear a co-administrative fee.

   On October 23, 1998, pursuant to an Agreement and Plan of Reorganization, each Fund acquired all of the assets and liabilities of a corresponding investment series of The RBB Fund, Inc. (each an "Acquired Fund" and collectively, the "Acquired Funds"). The acquisitions were accomplished by a tax-free exchange of the following shares of each Fund in each case for the same amount of shares of the corresponding class of the applicable Acquired Fund. Shares were reissued to shareholders at the time of the reorganization.

     FUND                                   COMMON SHARES  INSTITUTIONAL SHARES
     --------------------------             -------------  --------------------
     Long-Short Neutral                                --              $310,521
     Long-Short Equity                                 --                 7,168

   The net assets of each Fund directly after the reorganization were the same as the corresponding Acquired Fund as described in the table below. Each Fund assumed the prior operating history of the corresponding Acquired Fund.

                                                             UNREALIZED
     FUND                             NET ASSETS    APPRECIATION/(DEPRECIATION)*
     ------                          ------------  -----------------------------
     Long-Short Neutral                $4,693,517            $26,972
     Long-Short Equity                    109,073             (2,142)

   Certain of the Funds are permitted to engage in the investment strategies described in the Notes to Financial Statements. The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. Please refer to each Fund's prospectus(es) and statements of additional information for a description of its investment strategies.

--------------------
* The amount of each Fund's net assets includes the amount of unrealized appreciation/(depreciation) listed above.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              A) SECURITY VALUATION -- The net asset value of each Fund is determined daily as of the close of regular trading on The New York Stock Exchange Inc. Each Fund's securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, the securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Fund's Board of Directors. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

              B) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded in each Fund's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. Each Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for Federal income tax purposes.

              C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific expenses and vary by class. Expenses not directly attributable to a specific Fund or class are allocated based on relative net assets of each Fund and class, respectively.

              D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expense.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Long-Short Neutral and Long-Short Equity will distribute substantially all of its net realized capital gains and all net investment income, if any, to its shareholders at least annually.

              The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to generally accepted accounting principles (GAAP) and tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses, paydowns on mortgage-backed securities, passive foreign investment companies, and forward foreign currency contracts. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment. Temporary differences do not require reclassification. At August 31, 1999, Long-Short Neutral and Long-Short Equity reclassified $(2,533) and $9,644, respectively, from accumulated net realized gain/(loss) to undistributed net investment income. Long-Short Equity reclassified $(82,601) from accumulated net investment income/(loss) to capital contributions. Long-Short Equity reclassified $(9,644) from accumulated net realized gain/(loss) to capital contributions.

              E) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

              F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
Note 1. Summary of Significant Accounting Policies (Continued)

              G) REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditional upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by each Fund's custodian or an authorized securities depository. Long-Short Neutral had an open repurchase agreement at August 31, 1999.

              H) FUTURES TRANSACTIONS -- A Fund invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates or securities prices, or for other purposes. Certain Fund's may enter into futures contracts subject to certain limitations. Upon entering into a futures contract, each Fund is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variations margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contracts. Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              As of August 31, 1999, Long-Short Equity held the following futures contracts:

     FUTURES                       EXPIRATION  CONTRACT    CONTRACT  UNREALIZED
     CONTRACTS                        DATE      AMOUNT       VALUE    GAIN/LOSS
     ---------                     ----------  --------    --------  ----------
     S&P 500 Index Futures          09/16/99   $ 983,475  $ 989,850    $ 6,375
     S&P 500 Mini Futures           09/17/99     197,775    197,970        195

              I) OPTION TRANSACTIONS -- When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option.
     When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss to underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

              J) TBA PURCHASE COMMITMENTS -- The Funds may enter into "TBA" (to be announced) purchases commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

              K) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Funds in connection with securities lending activity is invested in the Boston Global Investment Trust. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Neither of the Funds had securities on loan to brokers at August 31, 1999.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              L) SHORT SALES -- When a Fund's investment adviser believes that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. A Fund will realize a gain if there is a decline in price of the security between those dates, which decline exceeds the cost of the borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it has sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until a Fund replaces a borrowed security, it will maintain at all times cash or liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them. Long-Short Neutral and Long-Short Equity will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of its net assets.

              M) OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

              The   securities   exchanges  of  certain   foreign   markets  are
     substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by each Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

              In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent a Fund invest in junk bonds) the Fund's net asset value.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   Effective July 6, 1999, the Funds' investment adviser, Credit Suisse Asset Management became Credit Suisse Asset Management, LLC. In addition, in connection with the closing of the acquisition of Warburg Pincus Asset Management, Inc. by Credit Suisse Group, Warburg Pincus Asset Management, Inc. was merged into Credit Suisse Asset Management, LLC. Credit Suisse Asset Management had previously changed its name from BEA Associates effective January 1, 1999.

   Pursuant to Investment Advisory Agreements, Credit Suisse Asset Management, LLC ("CSAM") an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment advisor for each of the two Funds described herein.

   For its advisory services, CSAM is entitled to receive from Long-Short Equity a monthly fee equal to an annual rate of 0.10% of the Fund's average daily net assets.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

   For Long-Short Neutral, CSAM is entitled to receive from the Fund a monthly fee equal to an annual rate of 1.50% of the Fund's average daily net assets. In addition, starting in the thirteenth month of operation, CSAM is entitled to a monthly performance adjustment fee which may increase or decrease the total advisory fee by up to 0.50% per year. The performance adjustment fee decreased the total advisory fee by $3,395 or .50% of average daily net assets due to lower performance in comparison to the Salomon Smith Barney U.S. 1-Month Treasury Bill Index plus 5 percentage points for the twelve months ended August 31, 1999.

   CSAM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any of the Funds. For the year ended August 31, 1999 advisory fees and waivers for each of the two investment Funds were as follows:

                                         GROSS                        NET
     FUND                            ADVISORY FEE     WAIVER     ADVISORY FEE
     ------                          ------------   ----------   ------------
     Long-Short Neutral                $291,148     $(97,341)      $193,807
     Long-Short Equity                    4,332       (4,332)            --

   CSAM reimbursed expenses of Long-Short Equity in the amount of $66,605 for the year ended August 31, 1999.

   State Street Bank and Trust Company ("State Street"), serves as each Fund's transfer and dividend disbursement agent. State Street has delegated most of its Fund service obligations to Boston Financial Data Services, Inc. (BFDS), a 50% owned subsidiary of State Street.

   Counsellors Funds Service, Inc. ("CFSI"), a wholly-owned subsidiary of Credit Suisse Asset Management, LLC, and PFPC, Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serve as each Fund's co-administrator. For administration services, each Fund, pays CFSI a fee calculated at an annual rate
 .05% of the Fund's first $125 million in average daily nets assets of the Common shares and .10% of average daily net assets of the Common shares over $125 million. No compensation is payable by the Funds to CFSI for co-administration services for the Institutional shares. CFSI may, at its discretion, voluntarily waive all or any portion of its co-administration fees for any of the Funds. For the period October 24, 1998 to August 31, 1999, co-administration fees earned by CFSI on the Common shares were as follows:

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

                                     GROSS                          NET
     FUND                     ADMINISTRATION FEE   WAIVER   ADMINISTRATION FEE
     ------                   ------------------ ---------- ------------------
     Long-Short Neutral            $5,180          $(4,144)        $1,036
     Long-Short Equity              1,968               --          1,968

Prior to October 23, 1998, Provident Distributors, Inc. ("PDI") served as administrative service agent. An administrative service fee was computed daily and payable quarterly at an annual rate of .15% of the average daily net assets of each Fund's corresponding portfolio of The RBB Fund.

   The administrative agent may at its discretion voluntarily waive all or any portion of its administrative fee for any of the Funds. For the period September 1, 1998 through October 23, 1998, administrative service fees earned and waived by PDI were as follows:

                            GROSS ADMINISTRATIVE           NET ADMINISTRATIVE
     FUND                       SERVICE FEE        WAIVER       SERVICE FEE
     ------                 -------------------- --------- ------------------
     Long-Short Neutral             $1,510        $(1,224)         $286
     Long-Short Equity                   3             (3)          --

   For administration services, PFPC currently receives a fee calculated at annual rate of .125% on each Fund's average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC may, at its discretion, voluntarily waive all or any portion of its administration fee for any of the Funds. For the year ended August 31, 1999, the co-administration fees earned and waived by PFPC were as follows:

                            GROSS ADMINISTRATIVE           NET ADMINISTRATIVE
     FUND                        SERVICE FEE      WAIVER       SERVICE FEE
     ------                 -------------------- --------- ------------------
     Long-Short Neutral           $24,545        $(11,902)      $12,643
     Long-Short Equity              5,412              --         5,412

   Credit Suisse Asset Management Securities Inc. ("CSI"), also a wholly-owned subsidiary of Credit Suisse Asset Management, LLC, serves as each Fund's distributor. No compensation is payable by any Fund to CSI for its distribution services for Institutional shares. For its distribution services for the Common shares, CSI receives a fee calculated at an annual rate .25% of the average daily net assets of the Common shares of each Fund. For the year ended August 31, 1999, distribution fees earned by CSI were as follows:

     FUND                                            DISTRIBUTION FEE
     ------                                          ----------------
      Long-Short Neutral                                  $25,941
      Long-Short Equity                                     9,838

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

NOTE 3. PURCHASES AND SALES OF SECURITIES

   For the period ended August 31, 1999, purchases and sales of investment securities (other than short-term investments) were as follows:

                               INVESTMENT SECURITIES      SHORT SECURITIES
                              --------------------------  ------------------
     FUND                      PURCHASES       SALES            SALES
     ------                   ------------   -----------    -----------
     Long-Short Neutral       $121,662,548   $59,668,602     $60,494,767
     Long-Short Equity          34,374,838    32,274,697              --

NOTE 4. CAPITAL SHARES

   Transactions in capital shares for each period were as follows:

                                               LONG-SHORT MARKET NEUTRAL FUND
                   -------------------------------------------------------------------------------------------
                                      INSTITUTIONAL                                      COMMON
                   ---------------------------------------------------------  ----------------------------------
                       FOR THE YEAR ENDED        FOR THE PERIOD JULY 31, 1998*  FOR THE PERIOD SEPTEMBER 8,  1998*
                       AUGUST  31,  1999           THROUGH AUGUST  31, 1998          THROUGH AUGUST 31, 1999
                   ------------------------     -----------------------------  ----------------------------------
                     SHARES       VALUE            SHARES          VALUE         SHARES           VALUE
                   ----------   -----------     -----------       ----------   -----------     ------------
Shares sold          2,702,645  $40,468,228        412,744        $6,191,423     3,454,318     $ 51,387,127
Shares issued in
    reinvestment of
    dividends            5,561       82,361             --                --        16,915          250,336
Shares repurchased  (2,705,769) (39,525,343)            --                --    (3,338,435)     (49,530,584)
                    ----------  -----------        -------        ----------     ----------     ------------
Net increase             2,437  $ 1,025,246        412,744        $6,191,423       132,798     $  2,106,879
                    ==========  ===========        =======        ==========     ==========     ============

*Inception Date.

                                          LONG-SHORT EQUITY FUND
                     -----------------------------------------------------------
                           INSTITUTIONAL                                 COMMON
                     ----------------------------------    --------------------------------
                     FOR THE PERIOD SEPTEMBER 11, 1998*    FOR THE PERIOD OCTOBER 30, 1998*
                           THROUGH AUGUST 31, 1999               THROUGH AUGUST 31, 1999
                     ----------------------------------    --------------------------------
                       SHARES                   VALUE         SHARES               VALUE
                     ----------              ----------    ----------           -----------
Shares sold              65,686             $ 1,009,786     2,009,319          $ 35,443,765
shares issued in
   reinvestment of
   dividends              1,757                  29,512            43                   720
Shares repurchased      (60,851)             (1,011,801)   (1,943,452)          (33,502,061)
                        -------             -----------    ----------          ------------
Net increase              6,592             $    27,497        65,910          $  1,942,424
                          =====             ===========    ==========          ============

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

NOTE 4. CAPITAL SHARES (CONTINUED)

   On August 31, 1999, the number of shareholders that held 5% or more of the outstanding shares are as follows:

                                              Number of   Approximate Percentage
                                            Shareholders   of Outstanding Shares
                                            ------------  ----------------------
      Long-Short Market Neutral
         Institutional shares                     7                81.02
      Long-Short Market Neutral Common shares     4                94.94
      Long-Short Equity Institutional shares      1               100.00
      Long-Short Equity Common shares             1                91.44

NOTE 5. FORWARD FOREIGN CURRENCY CONTRACTS

   The Funds will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk or to enhance total return. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities denominated in foreign currencies that it already owns. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either transactions or portfolio positions.

   Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
NOTE 5. FORWARD FOREIGN CURRENCY CONTRACTS (CONTINUED)

Each Fund's policy is to include this portion of realized and unrealized gains and losses on investments that result from foreign currency changes with other foreign currency gains and losses on the Statement of Operations.

   The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of each Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparty to the contract is unable to meet the terms of their contract. During the year ended August 31, 1999 neither Fund entered into forward foreign currency contracts.

NOTE 6. LINE OF CREDIT

   The Funds, together with other funds advised by CSAM, have established a $250 million committed line of credit facility ("Credit Facility") with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated portfolio share redemptions. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowing at the Federal funds rate plus .50%. During the year ended August 31, 1999, neither Fund had borrowings under the line of credit agreement.

WARBURG PINCUS FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders Of
Warburg Pincus  Long-Short  Market Neutral Fund and
Warburg Pincus Long-Short Equity Fund:

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Warburg Pincus Long-Short Market Neutral Fund and Warburg Pincus Long-Short Equity Fund (all funds collectively referred to as the "Funds ), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at August 31, 1999, and the results of each of their operations for the year (or period) then ended, the changes in each of their net assets for each of the two years (or periods) in the period then ended and their financial highlights for each of the years (or periods) presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, PA
October 7, 1999

WARBURG PINCUS FUNDS
TAX INFORMATION LETTERS
August 31, 1999
--------------------------------------------------------------------------------

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS (UNAUDITED)

   Corporate shareholders should note that for the fiscal year ended August 31, 1999, the percentage of Fund's investment income (i.e., net investment income plus short-term capital gains) that qualifies for the intercorporate dividends received deductions is as follows:

                                                            PERCENTAGE
                                                            -----------
     Warburg Pincus Long-Short Market Neutral Fund             20.78%


IMPORTANT TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

   During the year ended August 31, 1999, the Funds declared the following dividends from realized capital gains:

                                                      SHORT-TERM    LONG-TERM
                                                     CAPITAL GAIN CAPITAL GAIN
                                                       PER SHARE    PER SHARE
                                                      ----------   ----------
Warburg Pincus Long Short Market Neutral Fund             0.1266           --
Warburg Pincus Long-Short Equity Fund                     0.1433       0.2079

WARBURG PINCUS FUNDS
YEAR 2000 COMPLIANCE

NOT COVERED BY INDEPENDENT ACCOUNTANTS REPORT

   Many services provided to the Fund's and their shareholders by CSAM and certain of its affiliates ("CSAMService Providers") and the Fund's other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, resulting in potential difficulty in performing various calculations ("Year 2000 Issue"). The Year 2000 could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations. It has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely affect the portfolios' foreign investments.

   The CSAM Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. The CSAM Service Providers anticipate that their systems and those of the Fund's other service providers will be adapted in time for the Year 2000. The CSAM Service Providers have completed mission critical systems testing and have participated in industry-wide testing programs. In addition, the CSAM Service Providers are formulating a contingency plan to address the Year 2000 Issue and anticipate completion of the plan by the end of the third quarter of 1999. The CSAM Service Providers have also completed investigations of material operations of the Fund's other major service providers. The CSAM Service Providers continue to monitor the Year 2000 Issue and its potential impact on the Funds. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economics, generally.

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                                [GRAPHIC OMITTED]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                800-WARBURG (800-927-2874) (BOX) www.warburg.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPLSF-2-0899